UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2012

SANDRIDGE MISSISSIPPIAN TRUST II

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-35508 (Commission File Number)	30-0709968 (I.R.S. Employer Identification No.)

919 Congress Avenue, Suite 500 Austin, Texas (Address of Principal Executive Offices)	78701 (Zip Code)

Registrant’s Telephone Number, including Area Code: (855) 802-1092

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement.

On April 23, 2012 (the “Closing Date”), SandRidge Mississippian Trust II (the “Trust”) completed its initial public offering of 29,900,000 units of beneficial interest in the Trust denominated as common units (“Common Units”).

In connection with the closing of the offering, on the Closing Date, the Trust and SandRidge Exploration and Production, LLC, a Delaware limited liability company (“SandRidge E&P”) and a wholly owned subsidiary of SandRidge Energy, Inc. (“SandRidge”), entered into (i) a Perpetual Overriding Royalty Interest Conveyance (Kansas) (PDP), (ii)  a Perpetual Overriding Royalty Interest Conveyance (Oklahoma) (PDP), (iii) a Long-Term Overriding Royalty Interest Conveyance (Kansas) (Development) and (iv) a Perpetual Overriding Royalty Interest Conveyance (Oklahoma) (Development) (collectively, the “Perpetual Conveyances”), pursuant to which SandRidge E&P conveyed to the Trust perpetual royalty interests in certain oil and natural gas properties in Noble, Kay, Alfalfa, Grant and Woods counties in northern Oklahoma and Harper, Comanche, Sumner and Barber counties in southern Kansas, in each case, in which SandRidge E&P holds interests (the “Oil and Gas Properties”).

Also on the Closing Date, SandRidge E&P and Mistmada Oil Company, Inc., an Oklahoma corporation and a wholly owned subsidiary of SandRidge (“Mistmada”), entered into (i) a Term Overriding Royalty Interest Conveyance (Kansas) (PDP), (ii) a Term Overriding Royalty Interest Conveyance (Oklahoma) (PDP), (iii) a Term Overriding Royalty Interest Conveyance (Kansas) (Development), and (iv) a Term Overriding Royalty Interest Conveyance (Oklahoma) (Development) (collectively, the “Term Conveyances”), pursuant to which SandRidge E&P conveyed to Mistmada 20-year term royalty interests in the Oil and Gas Properties.  Also on the Closing Date, the Trust and Mistmada entered into (i) an Assignment of Overriding Royalty Interest (Kansas) and (ii) an Assignment of Overriding Royalty Interest (Oklahoma) (collectively, the “Assignments,” and together with the Term Conveyances and the Perpetual Conveyances, the “Conveyances”), pursuant to which Mistmada assigned to the Trust the term overriding royalty interests conveyed to it pursuant to the Term Conveyances.

The Conveyances were delivered on April 23, 2012 to be effective as of January 1, 2012, or, in the case of interests in the Oil and Gas Properties acquired by SandRidge E&P after January 1, 2012, to be effective as of the date so acquired.  The description of the Perpetual Conveyances, Term Conveyances and Assignments contained in the section entitled “Description of the Royalty Interests” of the prospectus, dated April 17, 2012 (File No. 333-178894), related to the initial public offering and filed with the Securities and Exchange Commission on April 18, 2012 pursuant to Rule 424(b) under the Securities Act of 1933  (the “Final Prospectus”), is incorporated herein by reference. Copies of the Term Conveyances are filed as Exhibits 10.1 to 10.4 to this Form 8-K and are incorporated herein by reference.  Copies of the Perpetual Conveyances and the Assignments are filed as Exhibits 10.5 to 10.10 to this Form 8-K and are incorporated herein by reference.

As consideration for the royalty interests conveyed to the Trust pursuant to the Conveyances, the Trust delivered to SandRidge E&P and Mistmada 7,393,750 Common Units, 12,431,250 units of beneficial interest in the Trust denominated as subordinated units (“Subordinated Units”), and the net proceeds of the Trust’s initial public offering equal to approximately $590 million, after deducting underwriting discounts and commissions.

On the Closing Date, SandRidge and the Trust entered into an Administrative Services Agreement (the “Administrative Services Agreement”) pursuant to which SandRidge agreed to provide the Trust with certain accounting, bookkeeping and informational services relating to the royalty interests described above, as well as certain hedge management services. In exchange for providing these services to the Trust, SandRidge will receive an administrative services fee of $300,000 per year. The description of the Administrative Services Agreement contained in the section entitled “The Trust — Administrative Services Agreement” of the Final Prospectus is incorporated herein by reference. A copy of the Administrative Services Agreement is filed as Exhibit 10.11 to this Form 8-K and is incorporated herein by reference.

On the Closing Date, SandRidge, SandRidge E&P and the Trust entered into a Development Agreement (the “Development Agreement”) pursuant to which SandRidge agreed to drill certain oil and natural gas wells on the properties covered by certain of the Conveyances, as described in the Final Prospectus. Relatedly, on the Closing Date, SandRidge, SandRidge E&P and the Trust also entered into (i) a Mortgage (Kansas) and (ii) a Mortgage (Oklahoma)  (collectively, the “Mortgages”) pursuant to which SandRidge E&P granted to the Trust a mortgage lien on certain of its leasehold interests in the Mississippian formation in northern Oklahoma and southern Kansas, as described in the Final Prospectus, in order to secure the estimated amount of the drilling costs for the wells to be drilled under the Development Agreement. The description of the Development Agreement and the Mortgages contained in the section entitled “The Trust — Development Agreement and Drilling Support Lien” and elsewhere in the Final Prospectus is incorporated herein by reference. Copies of the Development Agreement and the Mortgages are filed as Exhibits 10.12, 10.14 and 10.15 to this Form 8-K and are incorporated herein by reference.

On the Closing Date, SandRidge and the Trust also entered into a Derivatives Agreement (the “Derivatives Agreement”) pursuant to which SandRidge agreed to provide the Trust with the effect of certain hedging contracts entered into between SandRidge and each of Morgan Stanley Capital Group Inc., Barclays Bank PLC and Citibank, N.A., relating to a portion of the estimated oil volumes expected to be produced from the properties in which the Trust has an interest from April 1, 2012 through December 31, 2014, all as described in the Final Prospectus. The description of the Derivatives Agreement contained in the section entitled “The Trust — Hedging Arrangements” of the Final Prospectus is incorporated herein by reference. A copy of the Derivatives Agreement is filed as Exhibit 10.13 to this Form 8-K and is incorporated herein by reference.

Also on the Closing Date, and following the completion of the Trust’s initial public offering, SandRidge transferred by novation a portion of the volumes covered by the hedging contracts underlying the Derivatives Agreement (the “Novated Volumes”).  The Trust assumed all of the rights, liabilities, obligations and duties under the hedging contracts insofar as they relate to the Novated Volumes.  The Novated Volumes consisted of: (i) 458,494 Barrels of oil for the period April 1, 2012 to December 31, 2012 (at a fixed swap price of $107/barrel), (ii) 446,118 Barrels of oil for the period January 1, 2013 to December 31, 2013 (at a fixed swap price of $104/barrel), and (iii) 338,243 Barrels of oil for the period January 1, 2014 to December 31, 2014 (at a fixed swap price of $99/barrel).  To secure its obligations under such assumed hedge contracts, the Trust entered into mortgages and security agreements in which it granted a mortgage lien on the royalty interests owned by the Trust to the counterparties under the hedge contracts.  Copies of the novation agreements with respect to the Novated Volumes are filed as Exhibits 10.17 to 10.19 to this Form 8-K and are incorporated herein by reference, and copies of the mortgages and security agreements securing the Trust’s obligations under the hedge contracts with respect to the Novated Volumes are filed as Exhibits 10.20 and 10.21 to this Form 8-K and are incorporated herein by reference.

On the Closing Date, SandRidge and the Trust entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which SandRidge, SandRidge E&P and certain of their permitted transferees holding “registrable securities” of the Trust (as defined in the Registration Rights Agreement) would be entitled, beginning 180 days after the date of the Registration Rights Agreement, to demand that the Trust use its reasonable best efforts to effect the registration of the registrable securities under the Securities Act of 1933. The holders of the registrable securities are entitled to demand a maximum of five such registrations. The description of the Registration Rights Agreement contained in the section entitled “Trust Units Eligible for Future Sale — Registration Rights Agreement” of the Final Prospectus is incorporated herein by reference. A copy of the Registration Rights Agreement is filed as Exhibit 10.16 to this Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

As partial consideration for the conveyance of the interests in the Oil and Gas Properties as described in Item 1.01 above, the Trust issued to SandRidge E&P 7,393,750 Common Units and 12,431,250 Subordinated Units. The Subordinated Units will automatically convert into Common Units on a one-for-one basis at the end of the fourth full calendar quarter following SandRidge’s satisfaction of its drilling obligation to the Trust under the Development Agreement. The issuance of the Common Units and Subordinated Units to SandRidge E&P was undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933 contained in Section 4(2) thereof.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, SandRidge, The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and The Corporation Trust Company, as Delaware trustee, entered into an Amended and Restated Trust Agreement (the “Amended and Restated Trust Agreement”) in connection with the closing of the transactions described in the section entitled “The Trust — Formation Transactions” of the Final Prospectus. The description of the Amended and Restated Trust Agreement contained in the section entitled “Description of the Trust Agreement” of the Final Prospectus is incorporated herein by reference. A copy of the Amended and Restated Trust Agreement is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Amended and Restated Trust Agreement, dated as of April 23, 2012, by and among SandRidge, the Trustee, and The Corporation Trust Company.
10.1	Term Overriding Royalty Interest Conveyance (Kansas) (PDP), dated as of April 23, 2012, by and between SandRidge E&P and Mistmada.
10.2	Term Overriding Royalty Interest Conveyance (Oklahoma) (PDP), dated as of April 23, 2012, by and between SandRidge E&P and Mistmada.
10.3	Term Overriding Royalty Interest Conveyance (Kansas) (Development), dated as of April 23, 2012, by and between SandRidge E&P and Mistmada.
10.4	Term Overriding Royalty Interest Conveyance (Oklahoma) (Development), dated as of April 23, 2012, by and between SandRidge E&P and Mistmada.
10.5	Perpetual Overriding Royalty Interest Conveyance (Kansas) (PDP), dated as of April 23, 2012, by and between SandRidge E&P and the Trust.
10.6	Perpetual Overriding Royalty Interest Conveyance (Oklahoma) (PDP), dated as of April 23, 2012, by and between SandRidge E&P and the Trust.
10.7	Long-Term Overriding Royalty Interest Conveyance (Kansas) (Development), dated as of April 23, 2012, by and between SandRidge E&P and the Trust.
10.8	Perpetual Overriding Royalty Interest Conveyance (Oklahoma) (Development), dated as of April 23, 2012, by and between SandRidge E&P and the Trust.
10.9	Assignment of Overriding Royalty Interest (Kansas), dated as of April 23, 2012, by and between Mistmada and the Trust.
10.10	Assignment of Overriding Royalty Interest (Oklahoma), dated as of April 23, 2012, by and between Mistmada and the Trust.
10.11	Administrative Services Agreement, dated as of April 23, 2012, by and between SandRidge and the Trust.
10.12	Development Agreement, dated as of April 23, 2012, by and between SandRidge, SandRidge E&P and the Trust.
10.13	Derivatives Agreement, dated as of April 23, 2012, by and between SandRidge and the Trust.
10.14	Mortgage (Kansas), dated as of April 23, 2012, by and between SandRidge E&P and the Trust.
10.15	Mortgage (Oklahoma), dated as of April 23, 2012, by and between SandRidge E&P and the Trust.
10.16	Registration Rights Agreement, dated as of April 23, 2012, by and between SandRidge and the Trust.
10.17	Novation Agreement, dated as of April 23, 2012, among Barclays Bank PLC, SandRidge Energy, Inc. and SandRidge Mississippian Trust II.
10.18	Novation Agreement, dated as of April 23, 2012, among Citibank, N.A., SandRidge Energy, Inc. and SandRidge Mississippian Trust II.
10.19	Novation Agreement, dated as of April 23, 2012, among Morgan Stanley Capital Group Inc., SandRidge Energy, Inc. and SandRidge Mississippian Trust II.
10.20

Mortgage and Security Agreement (Oklahoma) from SandRidge Mississippian Trust II, as Mortgagor, to Wilmington Trust, National Association, as Collateral Agent, as Mortgagee, dated as of April 23, 2012.

10.21	Mortgage and Security Agreement (Kansas) from SandRidge Mississippian Trust II, as Mortgagor, to Wilmington Trust, National Association, as Collateral Agent, as Mortgagee, dated as of April 23, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SandRidge Mississippian Trust II

	By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

	By:	/s/ Michael J. Ulrich
		Name:	Michael J. Ulrich
		Title:	Vice President

Date: April 24, 2012

Exhibit Index

Exhibit No.	Description
4.1	Amended and Restated Trust Agreement, dated as of April 23, 2012, by and among SandRidge, the Trustee, and The Corporation Trust Company.
10.1	Term Overriding Royalty Interest Conveyance (Kansas) (PDP), dated as of April 23, 2012, by and between SandRidge E&P and Mistmada.
10.2	Term Overriding Royalty Interest Conveyance (Oklahoma) (PDP), dated as of April 23, 2012, by and between SandRidge E&P and Mistmada.
10.3	Term Overriding Royalty Interest Conveyance (Kansas) (Development), dated as of April 23, 2012, by and between SandRidge E&P and Mistmada.
10.4	Term Overriding Royalty Interest Conveyance (Oklahoma) (Development), dated as of April 23, 2012, by and between SandRidge E&P and Mistmada.
10.5	Perpetual Overriding Royalty Interest Conveyance (Kansas) (PDP), dated as of April 23, 2012, by and between SandRidge E&P and the Trust.
10.6	Perpetual Overriding Royalty Interest Conveyance (Oklahoma) (PDP), dated as of April 23, 2012, by and between SandRidge E&P and the Trust.
10.7	Long-Term Overriding Royalty Interest Conveyance (Kansas) (Development), dated as of April 23, 2012, by and between SandRidge E&P and the Trust.
10.8	Perpetual Overriding Royalty Interest Conveyance (Oklahoma) (Development), dated as of April 23, 2012, by and between SandRidge E&P and the Trust.
10.9	Assignment of Overriding Royalty Interest (Kansas), dated as of April 23, 2012, by and between Mistmada and the Trust.
10.10	Assignment of Overriding Royalty Interest (Oklahoma), dated as of April 23, 2012, by and between Mistmada and the Trust.
10.11	Administrative Services Agreement, dated as of April 23, 2012, by and between SandRidge and the Trust.
10.12	Development Agreement, dated as of April 23, 2012, by and between SandRidge, SandRidge E&P and the Trust.
10.13	Derivatives Agreement, dated as of April 23, 2012, by and between SandRidge and the Trust.
10.14	Mortgage (Kansas), dated as of April 23, 2012, by and between SandRidge E&P and the Trust.
10.15	Mortgage (Oklahoma), dated as of April 23, 2012, by and between SandRidge E&P and the Trust.
10.16	Registration Rights Agreement, dated as of April 23, 2012, by and between SandRidge and the Trust.
10.17	Novation Agreement, dated as of April 23, 2012, among Barclays Bank PLC, SandRidge Energy, Inc. and SandRidge Mississippian Trust II.
10.18	Novation Agreement, dated as of April 23, 2012, among Citibank, N.A., SandRidge Energy, Inc. and SandRidge Mississippian Trust II.
10.19	Novation Agreement, dated as of April 23, 2012, among Morgan Stanley Capital Group Inc., SandRidge Energy, Inc. and SandRidge Mississippian Trust II.
10.20

Mortgage and Security Agreement (Oklahoma) from SandRidge Mississippian Trust II, as Mortgagor, to Wilmington Trust, National Association, as Collateral Agent, as Mortgagee, dated as of April 23, 2012.

10.21	Mortgage and Security Agreement (Kansas) from SandRidge Mississippian Trust II, as Mortgagor, to Wilmington Trust, National Association, as Collateral Agent, as Mortgagee, dated as of April 23, 2012.